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                                                                     RULE 497(e)
                                     033-61122, 033-02460, 033-74092, 333-40309,
                                                  333-00373, 333-90737,333-53836

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I

                          SUPPLEMENT DATED MAY 26, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004

     Effective March 9, 2004, the sub-accounts investing in the First American Large Cap Growth Portfolio (Class 1B) and First American Mid Cap Growth Portfolio (Class 1B), (collectively, "the Portfolios") investment options under your Jefferson National Life Insurance Company variable annuity contract, were closed to new monies. The Jefferson National Life Insurance Company ("Company") has been informed that the Board of Directors of the First American Insurance Portfolios, Inc. intends to liquidate the Portfolios in August 2004.

     Beginning May 26, 2004, the sub-accounts investing in the Portfolios will no longer accept new premiums, transfers from other sub-accounts or the fixed account, including dollar cost averaging transfers, automatic portfolio rebalancing, and asset allocations. Monies already allocated to the sub-accounts investing in the Portfolios will remain in those sub-accounts until the Company receives contrary instructions from the owner ("you").

     In addition, the Portfolios will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the Portfolios on a pro-rata basis among the remaining portfolios listed in your instructions. If you want us to treat your allocations differently, please call the Administrative Office at 1-866-667-0561.

     On or about August 27, 2004 (the "Substitution Date"), the Company will purchase shares of the sub-accounts investing in the 40/86 Series Trust Money Market Portfolio ("Money Market Portfolio") with the proceeds it receives from the liquidation of the Portfolios. To the extent required by law, approvals of this substitution are being obtained from state regulators in applicable jurisdictions. The investment objective and policies of the Money Market Portfolio are summarized below. Please read the Money Market Portfolio's prospectus carefully.

         THE 40/86 SERIES TRUST MONEY MARKET PORTFOLIO SEEKS CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY. THE PORTFOLIO MAY INVEST IN U.S. GOVERNMENT SECURITIES, BANK OBLIGATIONS, COMMERCIAL PAPER OBLIGATIONS, SHORT-TERM CORPORATE DEBT SECURITIES AND MUNICIPAL OBLIGATIONS.

     From the date of this Supplement to the Substitution Date, each Contract owner is permitted to make one transfer of all amounts in the sub-accounts invested in the Portfolios to one, or several, of the other sub-accounts available in your Contract. This transfer will not count as a transfer for purposes of assessing a transfer fee or limiting the numbers of transfers permitted under your Contract. Also, the Company will not exercise any rights reserved under your Contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date. You will be sent a confirmation statement of any voluntary transfer.

     If you have not transferred out of the Portfolios by the Substitution Date, the Company will automatically invest any monies the Company receives upon the liquidation of the Portfolio into the sub-accounts investing in the Money Market Portfolio.

     After the Substitution Date, if you have not voluntarily transferred out of the Portfolios, you will be sent a written confirmation statement and notice informing you that the substitution into the Money Market Portfolio has been carried out. You are not required to transfer monies out of the Money Market Portfolio. However, if you choose to make a transfer, you will have 30 days from the Substitution Date to transfer all monies that were automatically transferred into the Money Market Portfolio, into one, or several, of the other portfolios available in your Contract without that transfer counting as a "free" transfer as defined in your Contract. Also, during those 30 days, the Company will not exercise any rights reserved under your Contract to impose additional transfer restrictions.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2004 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-5.04